UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2011 (October 3, 2011)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On October 3, 2011, NGL Energy Partners LP (the “Partnership”) completed its previously announced transaction with E. Osterman Propane, Inc., its affiliated companies and members of the Osterman family (collectively, “Osterman”).  As contemplated by the Contribution and Sale Agreement (the “Contribution and Sale Agreement”), dated August 12, 2011, by and among the Partnership and Osterman, Osterman contributed substantially all of the assets comprising its propane operations to Osterman Propane, LLC, a subsidiary of the Partnership, in exchange for $96,000,000 in cash and the issuance of 4,000,000 common units (the “Common Units”) representing limited partnership interests in the Partnership.  The Contribution and Sale Agreement also contemplates a post-closing working capital payment for certain specified working capital items that may be payable by the Partnership or Osterman.

The assets contributed by Osterman consist of retail propane operations in Massachusetts, Connecticut, Maine, New Hampshire, New York, Rhode Island and Vermont.  They comprise 20 owned or leased customer service centers and satellite distribution locations, with aggregate propane storage capacity of 1.7 million gallons.

In connection with the completion of the Osterman transaction and as contemplated by the Contribution and Sale Agreement, the Partnership amended its current Registration Rights Agreement by entering into a First Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”), dated October 3, 2011, by and among the Partnership, Hicks Oils & Hicksgas, Incorporated, NGL Holdings, Inc., Krim2010, LLC, Infrastructure Capital Management, LLC, Atkinson Investors, LLC, E. Osterman Propane, Inc. and the other holders party thereto.  The amendments made as part of the Amended Registration Rights Agreement provide for, among other things, certain registration rights for the Common Units and increase the total number of permitted demand registrations from three to four.

The descriptions of the Contribution and Sale Agreement and the Amended Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 2.1 and 4.1 to this Current Report on Form 8-K, respectively, and each of which is incorporated into this Item 1.01 by reference.

Each of the Contribution and Sale Agreement and the Amended Registration Rights Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties with specified rights and obligations and to allocate risk among them and, in the case of the Contribution and Sale Agreement, is qualified by the related schedules.  Accordingly, neither agreement should be relied upon as constituting a description of the state of affairs of any of the parties or their affiliates at the time it was entered into or otherwise.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On October 3, 2011, pursuant to the Contribution and Sale Agreement, the Partnership issued the Common Units to certain of the Ostermans in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2).  The Common Units were issued as partial consideration for the Osterman transaction.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Vincent J. Osterman as Director

In connection with the completion of the Osterman transaction, on October 3, 2011, the board of directors of NGL Energy Holdings LLC (the “General Partner”), the general partner of the Partnership, expanded the size of the board from five to six directors and Vincent J. Osterman was appointed to the board.  Mr. Osterman has not been appointed to any committees of the board.  There are no arrangements or understandings between Mr. Osterman and any other person pursuant to which he was appointed as a director other than the Contribution and Sale Agreement.

Mr. Osterman was also appointed to serve as the President, Eastern Retail Operations of the General Partner.  As an employee of the General Partner, Mr. Osterman will not receive compensation for his service on the board of directors.  All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or its committees.  Mr. Osterman will be indemnified by the General Partner pursuant to the First Amended and Restated Limited Liability Company Agreement of the General Partner and by the Partnership pursuant to the Second Amended and Restated Agreement of Limited Partnership of the Partnership for actions associated with being a director to the fullest extent permitted under Delaware law.

Pursuant to the Contribution and Sale Agreement, Osterman Propane, LLC, a subsidiary of the Partnership, entered into leases with entities owned or otherwise controlled by Mr. Osterman for three properties which are utilized in the operation of certain of the assets contributed under the Contribution and Sale Agreement.  The total annual lease payments (including pro-rata taxes and operational costs) to the entities controlled by Mr. Osterman are estimated to be $144,000.

Item 8.01. Other Events.

On October 4, 2011, the Partnership issued a press release announcing the completion of the Osterman transaction.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Partnership will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Partnership will file the financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Contribution and Sale Agreement, dated August 12, 2011, by and among the Partnership and the Sellers named therein*

4.1

First Amended and Restated Registration Rights Agreement, dated October 3, 2011, by and among the Partnership, Hicks Oils & Hicksgas, Incorporated, NGL Holdings, Inc., Krim2010, LLC, Infrastructure Capital Management, LLC, Atkinson Investors, LLC, E. Osterman Propane, Inc. and the other holders party thereto

99.1	NGL Energy Partners LP press release dated October 4, 2011

*                 Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the Contribution and Sale Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: October 7, 2011		By:	/s/ Craig S. Jones
Craig S. Jones
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution and Sale Agreement, dated August 12, 2011, by and among the Partnership and the Sellers named therein*

4.1

First Amended and Restated Registration Rights Agreement dated, October 3, 2011, by and among the Partnership, Hicks Oils & Hicksgas, Incorporated, NGL Holdings, Inc., Krim2010, LLC, Infrastructure Capital Management, LLC, Atkinson Investors, LLC, E. Osterman Propane, Inc. and the other holders party thereto

99.1	NGL Energy Partners LP press release dated October 4, 2011

*                 Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A list of these Exhibits and Schedules is included in the index of the Contribution and Sale Agreement.  The Partnership agrees to furnish a supplemental copy of the omitted Exhibits and Schedules to the Securities and Exchange Commission upon request.